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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 24, 1998

SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under a Pooling and Servicing Agreement dated as of March 1, 1998 providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1998-1)


                      SOUTHERN PACIFIC SECURED ASSETS CORP.
             (Exact name of registrant as specified in its charter)

         California                 333-39039                 33-0659688
----------------------------        -----------             ----------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


 4949 Meadows Road
 Suite 600
 LAKE OSWEGO, OREGON                                          97035
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (503) 684-4700


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  23.3. Consent of Coopers & Lybrand L.L.P., independent accountants of MBIA Insurance Corporation and Subsidiaries with respect to Southern Pacific Secured Assets Corp. Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1998-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SOUTHERN PACIFIC SECURED ASSETS
                                            CORP.


                                            By:     /s/ James L. Smith
                                                   --------------------------
                                            Name:      James L. Smith
                                            Title:     Director


Dated: March 24, 1998



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                                  EXHIBIT INDEX

EXHIBIT                                  DESCRIPTION
23.3                                     Consent of Coopers & Lybrand L.L.P.